Exhibit 32.2

          CERTIFICATION PURSUANT TO RULE 13a-14(b) OF THE EXCHANGE ACT
                AND 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT
                        TO THE SARBANES-OXLEY ACT OF 2003

         In connection with the filing of Zunicom,  Inc. and  Subsidiaries  (the
"Company") Annual Report on Form 10-K for the year ended December 31, 2009 with the Securities  and Exchange  Commission on the date hereof (the  "Report"),  I,
John Rudy,  Chief Financial  Officer of the Company,  certify,  pursuant to Rule
13a-14(b) of the Exchange Act and 18 U.S.C.  (SS) 1350,  as enacted  pursuant to the Sarbanes-Oxley Act of 2002, that:

               (1)  The Report fully complies with the  requirements  of section
                    13(a) or 15(d) of the Securities Act of 1934; and

               (2)  The information  contained in the Report fairly presents, in all material respects,  the financial  condition and results of operations of the Company,

/s/ John Rudy
----------------------
John Rudy Chief Financial Officer
(principal financial officer)

April 5, 2010

                                     32.2-1